GLOBAL ENERGY, INC.

AMENDMENT NO. 1
to
WARRANT

THIS WARRANT AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

     This Amendment No. 1 to Warrant (this “Amendment”) dated March 20, 2008 is issued in connection with that Warrant (No. GEYI-1-2) (the “Warrant”) originally issued on July 6, 2007 by Global Energy, Inc. (the “Company”) to YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P.) (the “Holder”) to purchase 300,000 shares of commons stock of the Company. Capitalized terms used but not defined herein have the meaning given thereto in the Warrant.

     THIS CERTIFIES THAT, the following amendments are hereby made to the Warrant:

  The term “Warrant Exercise Price” set forth in Section 1(b)(xiv) shall be deleted and replaced with the following:

  “Warrant Exercise Price” shall be $1.25 or as subsequently adjusted as provided in Section 8 hereof.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

GLOBAL ENERGY, INC.

By:	/s/ Asi Shalgi
Name:	Asi Shalgi
Title:	Chief Executive Officer

GLOBAL ENERGY, INC.

AMENDMENT NO. 1
to
SECURED CONVERTIBLE DEBENTURE

THIS AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL SECURED CONVERTIBLE DEBENTURE CERTIFICATE

     This Amendment No. 1 to the Secured Convertible Debenture (this “Amendment”) dated March 20, 2008 is issued in connection with that Secured Convertible Debenture (No. GEYI-1-2) (the “Debenture”) originally issued on October 23, 2007 by Global Energy, Inc. (the “Company”) to YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P.) (the “Holder”). Capitalized terms used but not defined herein have the meaning given thereto in the Warrant.

     THIS CERTIFIES THAT, the following amendments are hereby made to the Amended and Restated Secured Convertible Debenture:

  The term “Conversion Price” set forth in Section 4(a)(ii) shall be deleted and replaced with the following:

  “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $1.25, subject to adjustment as provided herein.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

GLOBAL ENERGY, INC.

By:	/s/ Asi Shalgi
Name:	Asi Shalgi
Title:	Chief Executive Officer